Exhibit 99.3
INDEPENDENT AUDITOR’S REPORT
To the managements of ACON Laboratories, Inc., AZURE Institute, Inc., Oakville Hong Kong Co., Ltd., and ACON Biotech (Hangzhou) Co., Ltd.
We have audited the accompanying combined statements of assets acquired and liabilities assumed of the Second Territory Business of ACON Laboratories, Inc., AZURE Institute, Inc., Oakville Hong Kong Co., Ltd., and ACON Biotech (Hangzhou) Co., Ltd. (the “ACON Entities”), as defined in the definitive Acquisition Agreement entered into on March 16, 2009 between Inverness Medical Innovations, Inc. and the ACON Entities, as of December 31, 2008 and 2007, the related statements of revenue and direct expenses for the years ended December 31, 2008 and 2007 (the “Statements”). These Statements are the responsibility of the ACON Entities’ management. Our responsibility is to express an opinion on the Statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The ACON Entities are not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the ACON Entities’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audits provide a reasonable basis for our opinion.
The accompanying Statements were prepared to present the assets acquired and liabilities assumed of the Second Territory Business of the ACON Entities and are not intended to be a complete presentation of the Second Territory Business’s assets, liabilities, revenues or expenses.
In our opinion, the Statements present fairly, in all material respects, the assets acquired and liabilities assumed of the Second Territory Business as of December 31, 2008 and 2007 and the related revenue and direct expenses for the years ended December 31, 2008 and 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ Grant Thornton Zhonghua Grant Thornton Zhonghua
Certified Public Accountants

Shanghai, China
May 19, 2009

SECOND TERRITORY BUSINESS OF THE ACON ENTITIES
COMBINED STATEMENTS OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
DECEMBER 31, 2008 and 2007
(Dollars in thousands)

	2008	2007
Accounts receivable, net of allowance of $150 and $110, respectively	$4,196	$2,054
Inventory, net of reserve of $129 and $139, respectively	5,883	5,490
Fixed assets, net	1,126	1,101

Assets acquired	11,205	8,645

Accounts payable	6,336	4,,772
Accrued taxation	1,202	940
Advances from customers	528	562
Accrued expenses	1,205	1,020
Commitments and contingencies	—	—

Liabilities assumed	9,271	7,294

Net assets acquired	1,934	1,351

See accompanying notes to these financial statements
Approved by:

/s/ LIN, Feng Director
LIN, Feng

/s/ LIN, Jixun Director
LIN, Jixun

SECOND TERRITORY BUSINESS OF THE ACON ENTITIES
COMBINED STATEMENTS OF REVENUE AND DIRECT EXPENSES
FOR THE YEARS ENDED DECEMBER 31
(Dollars in thousands)

	2008	2007
Revenue	45,859	35,834
Cost of revenue	22,718	18,190
Gross margin	23,141	17,644

Direct expenses	5,714	5,290
Operating income	17,427	12,354

Non-operating expense/(income)	(55)	70
Other expenses/(income)	46	(17)
Exchange loss	394	346
Income before tax	17,042	11,955

Income tax provision	1,199	864
Net income	15,843	11,091
See accompanying notes to these financial statements
Approved by:

/s/ LIN, Feng Director
LIN, Feng

/s/ LIN, Jixun Director
LIN, Jixun

SECOND TERRITORY BUSINESS OF THE ACON ENTITIES
NOTES TO COMBINED STATEMENTS OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
DECEMBER 31, 2008 and 2007
(Dollars in thousands)
1. BASIS OF PRESENTATION
On March 16, 2009, ACON Laboratories, Inc. and certain related entities (collectively the “ACON Entities”) entered into a definitive Acquisition Agreement (the “Agreement”) with Inverness Medical Innovations, Inc. (“Inverness”). The ACON Entities include ACON Laboratories, Inc., (“ACON Lab”), AZURE Institute, Inc. (“Azure”), Oakville Hong Kong Co., Ltd. (“Oakville”) and ACON Biotech (Hangzhou) Co., Ltd. (“ACON Bio”). In connection with the First Territory acquisition executed under the agreement signed dated February 24, 2006 by both parties, as amended, subject to satisfaction of certain financial performance and operational conditions, Inverness shall acquire certain assets and assume certain liabilities of the ACON Entities’ Second Territory Business of researching, developing, manufacturing, marketing and selling lateral flow immunoassay and directly-related products for the remainder of the world. The Agreement sets forth the terms and conditions of Inverness’s acquisition from the ACON Entities of the Second Territory Business, which includes the Business in China, Asia Pacific, Latin America, South America, the Middle East, Africa, India, Pakistan, Russia and Eastern Europe (the “Second Territory Business”). The ACON Entities will retain its other worldwide in-vitro diagnostics businesses including diabetes, clinical chemistry and immunoassay products.
The activities of the Second Territory Business have historically been operated in part by ACON Lab, Azure, Oakville and ACON Bio. All of these entities are under common control of Karsson Overseas Limited. The accompanying combined financial statements of assets acquired and liabilities assumed, of revenue and direct expenses (the “Statements”) have been prepared based upon the carved out of certain historical financial information of these entities for the Second Territory Business from their organization’s financial statements.
2. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Description of Business—The ACON Entities are a world-wide provider of diagnostic test kits in the consumer, point-of-care and laboratory markets. The key product segments are fertility, infectious disease and drugs of abuse and are manufactured at the ACON Entities’ facility in Hangzhou, China. The Second Territory Business is sold to end users in China through ACON Bio and to end users outside of China through Oakville.
Basis of Presentation—These combined financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). All inter Second Territory Business transactions and balances have been eliminated upon combination.

SECOND TERRITORY BUSINESS OF THE ACON ENTITIES
NOTES TO COMBINED STATEMENTS OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
DECEMBER 31, 2008 and 2007
(Dollars in thousands)
2. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Foreign Currency Translation—The Statements of the ACON Entities are generally measured using the local currency as the functional currency. Net assets denominated in non-U.S.-dollar currencies are translated into U.S. dollar equivalents using year-end foreign exchange rates. Revenue and expenses are translated monthly at amounts that approximate average exchange rates for the period.
Use of Estimates—The preparation of the Statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of net assets sold at the date of the Statements, and the reported amounts of net sales and expenses during the reported periods. Actual results could differ from those estimates.
Fixed Assets—Plant and equipment in the Statements represent the Second Territory Business’s fixed assets to be sold to Inverness. The plant and equipment are recorded at cost and are stated net of accumulated depreciation. Depreciation expense is determined using the straight-line method over the estimated useful lives of the assets as follows:

Machinery	10 years
Vehicles	5 years
Other equipments	5 years
Accounts Receivable and Inventory—Accounts Receivable and Inventory in the Statements represent specific customer balances or inventory contractually agreed to be sold. These amounts are not the historical amount of accounts receivable or inventory maintained by the Second Territory Business. Inventory is valued at the lower of cost (weighted average) or market value and includes the cost of materials, labor and manufacturing overhead.
Accrued expenses—Accrued expenses consist of the accrued fringe benefits such as the accrued bonus and vacation accruals for certain staff of Second Territory Business and agreed upon rebates to customers of the Second Territory Business.
Revenue Recognition—Revenue from product sales is recognized upon passage of title and risk of loss to customers. Provisions for returns and other adjustments are recorded as a reduction of gross sales in the period in which the related sales are recorded.

SECOND TERRITORY BUSINESS OF THE ACON ENTITIES
NOTES TO COMBINED STATEMENTS OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
DECEMBER 31, 2008 and 2007
(Dollars in thousands)
2. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Cost of Sales—Cost of sales includes direct costs to manufacture inventory and includes an allocation of the Second Territory Business’s variable and fixed overhead based on the ACON Entities’ manufacturing costs. In addition, certain costs including manufacturing management, freight and distribution are allocated based on a historical relationship between sales of the Second Territory Business and sales of other similar the ACON Entities’ products. Management believes these allocations to be reasonable.
Direct Expenses—Allocation of indirect selling, general and administrative expenses has been made using a historical relationship between sales of the Second Territory Business and sales of other similar the ACON Entities’ products. Management believes these allocations to be reasonable.
Income Tax—Income tax provision has been allocated according to the taxable income related to the Second Territory Business. The income tax was calculated according to the statutory income tax rates. Management believes these have been calculated appropriately.
3. RELATED PARTY TRANSACTIONS
During the years ended December 31, 2008 and 2007, there were transactions between the ACON Entities and their related companies, Genclonn Biotech (Hangzhou) Co., Ltd. and Hangzhou Adicon Clinical Laboratories, Inc.. Genclonn Biotech (Hangzhou) Co., Ltd. is identified as a related party due to the fact that it is controlled by the same ultimate holding company as the ACON Entities. Hangzhou Adicon Clinical Laboratories, Inc. is also identified as a related party because 50% of its shares are owned by one of the directors of the ACON entities’ ultimate holding company. The related party transactions recorded in the Statements include the following:
During 2008, ACON Bio recorded sales of finished goods to Hangzhou Adicon Clinical Laboratories, Inc. for $240 and sales of raw materials to Genclonn Biotech (Hangzhou) Co., Ltd. for $133. In addition, ACON Bio recorded the purchase of raw materials from Genclonn Biotech (Hangzhou) Co., Ltd. for $3,201. ACON Bio also paid an amount of $19 to Hangzhou Adicon Clinical Laboratories, Inc. for samples and testing fees.

SECOND TERRITORY BUSINESS OF THE ACON ENTITIES
NOTES TO COMBINED STATEMENTS OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
DECEMBER 31, 2008 and 2007
3. RELATED PARTY TRANSACTIONS (CONTINUED)
Additionally, during 2007, ACON Bio recorded sales of finished goods to Hangzhou Adicon Clinical Laboratories, Inc. for $132 and sales of raw materials to Genclonn Biotech (Hangzhou) Co., Ltd. for $83. ACON Bio also recorded the purchase of raw materials from Genclonn Biotech (Hangzhou) Co., Ltd. for $3,260. ACON Bio also paid an amount of $29 to Hangzhou Adicon Clinical Laboratories, Inc. for samples and testing fees.